Exhibit 10.4
        Exhibit 4.01-A
       to
Credit Agreement


          SECURITY AGREEMENT dated as of June 11, 1999, among Hauser, Inc., a Colorado corporation, Shuster Laboratories, Inc., a Massachusetts corporation (each, a "Debtor" and collectively, the "Debtors"), and Wells Fargo Bank, National Association (the "Secured Party").

          Reference is hereby made to the Credit Agreement dated as of June 11, 1999 (as amended, supplemented or modified from time to time, the "Credit Agreement") among the Debtors, Zuellig Botanical Extracts, Inc., ZetaPharm, Inc., Wilcox Drug Company, Inc. and the Secured Party. Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in the Credit Agreement.

          The Secured Party has agreed to make Loans to the Debtors, all upon the terms and subject to the conditions specified in the Credit Agreement. The obligation of the Secured Party to make Loans is conditioned on, among other things, the execution and delivery by the Debtors of a security agreement in the form hereof.

          NOW, THEREFORE, the parties agree as follows:

 ARTICLE I.

Section 1.01 Definitions. In addition to the terms defined above, the following words and terms shall have the respective meanings as follows:

          "Account Debtor" shall mean any Person who is or may become obligated under, with respect to or on account of an Account Receivable.

          "Accounts Receivable" shall mean in respect of any Debtor, (i) all present and future "accounts," "chattel paper" and "documents," as such terms are defined in the Uniform Commercial Code in effect in any applicable jurisdiction, of such Debtor, (ii) without limiting the foregoing, all right, title and interest, and all the rights, remedies, security and Liens, in, to and in respect of any Accounts Receivable of such Debtor, including, without limitation, all right, title and interest of such Person in any returned goods, all guaranties or other contracts of suretyship with respect to Accounts Receivable, deposits, or other security for the obligation of any Account Debtor, any credit or other insurance, any rights to stoppage in transit, replevin, reclamation, or resale, and
(iii) without limiting the foregoing, all right, title and interest of such Debtor in, to and in respect of invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any Account Receivable.

          "Agreement" shall mean this Security Agreement, as it shall be amended, supplemented or otherwise modified from time to time.

          "Collateral" shall mean and collectively refer to all of the present and future right, title and interest of each Debtor in (i) all of its Accounts Receivable, General Intangibles, Inventory, Equipment and Records, and all other personal property of such Debtor and (ii) all Proceeds, rent, issues, profits, and products of, and all distributions and collections in respect of, the foregoing property described in clause (i); in each case whether now owned or hereafter acquired and wherever located.

          "Collateral Assignments" shall have the meaning set forth in the Credit Agreement.

          "Equipment" shall mean, in respect of any Debtor, all present and future machinery, equipment (including all manufacturing, warehouse, and office equipment), fixtures, trade fixtures, engineering drawings and diagrams, tools and tooling (including any rights in respect of tools or tooling in the possession of others), computer and other data processing equipment, furniture, office, production or data processing supplies on hand or in transit, other miscellaneous supplies and other tangible property of any kind now owned or hereafter acquired by such Debtor or in which such Debtor now has or may hereafter acquire any right, title or interest and wheresoever located, in all its forms, including, without limitation, all "equipment" of such Debtor within the meaning of the Uniform Commercial Code in effect in any applicable jurisdiction, and all such property located in any plant, warehouse, office or other space leased, owned or occupied by such Debtor and all of such Debtor's interest in all leasehold improvements and any and all additions, accessions and appurtenances thereto, substitutions therefor and replacements thereof, together with all attachments, components, parts and accessories installed thereon or affixed thereto.

          "Excluded Patents" means the patents and patent applications listed on Schedule 1.01-1 to this Agreement.

          "General Intangibles" shall mean, in respect of any Debtor, all general intangibles of such Person of every nature, whether now existing or hereafter acquired, arising or created, and shall include, in any event, all "general intangibles" within the meaning of the Uniform Commercial Code in effect in any applicable jurisdiction, and, without limiting the foregoing, all Intellectual Property, all goodwill and deposit accounts and all contracts, causes of action and choses in action, suits, judgments, statutory and other claims and demands, whether or not now known to exist, including in respect of intercompany loans, and including all Federal, state and other income tax refunds of such Person and all rights and claims of subrogation, recoupment, contribution or indemnity (whether in equity, at law, by contract or otherwise) of such Person against any other Person, including any letter of credit, guarantee, claim, security interest, or other security held to secure payment by an Account Debtor of any Account Receivable.

          "Intellectual Property" shall mean, in respect of any Debtor, all intellectual and similar property of such Debtor of every kind and nature now owned or hereafter acquired by such Debtor, including inventions, designs, patents, patent applications, copyrights, copyright registrations, applications to register copyrights, licenses, trademarks (including service marks), trademark or service mark applications, trade names, trade secrets, inventions, discoveries, processes, formulae, techniques, scientific, technical or marketing data, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing, other than the Excluded Patents.

          "Inventory" shall mean, in respect of any Debtor, all present and future inventory of such Debtor of every type or description, including all goods now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished under contracts of service or consumed in such Debtor's business (including all such goods that have been returned or repossessed), whether raw, in process or finished, all materials or equipment useable in processing the same, scrap inventory, spare parts, all supplies, all packaging materials, all documents of title covering any inventory and all additions and accessions thereto, and shall include, in any event, all "inventory" within the meaning of the Uniform Commercial Code in effect in any applicable jurisdiction, wherever located.

          "Obligations" shall mean, collectively, (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans when and as due, whether at maturity, by acceleration, upon one or more dates on which repayment or prepayment is required, or otherwise, (ii) each payment required to be made by the Debtors or any other Borrower under the Credit Agreement in respect of any Letter of Credit when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Debtors or any other Borrower to the Secured Party under the Credit Agreement or any other Loan Documents (including this Agreement), and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Debtors or any other Borrower under or pursuant to the Credit Agreement and under the other Loan Documents (including this Agreement).

          "Paclitaxel Assignment" shall mean the Collateral Assignment of Patents and Patent Applications substantially in the form of Exhibit 1.01-B to this Agreement.

          "Perfection Certificate" shall have the meaning given thereto in
Section 2.02(c).

          "Proceeds" shall have the meaning assigned to it under the Uniform Commercial Code and, in any event, shall include but not be limited to any consideration received from the sale, exchange, lease or other disposition of any asset or property which constitutes Collateral, any distribution in respect thereof or payment or collection thereon, and any payment received from any insurer or other Person as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, and shall include all cash and negotiable instruments received or held by the Secured Party pursuant to any lockbox or similar arrangement relating to the payment of Accounts Receivable.

          "Records" shall mean, in respect of any Debtor, all instruments, files, ledgers and books of account and other records of such Debtor, including all customer lists, computer programs, computer disks and tapes, printouts and other materials upon which is stored any information relating to such Debtor's business, now owned or hereafter acquired, wherever located.

Section 1.02 Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections, Exhibits, and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. References to provisions of statutes, rules, regulations, and other documents shall be deemed to include successor provisions thereto. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.

 ARTICLE II.

Section 2.01 Security Interest. As security for the due and punctual payment and performance of the Obligations, each Debtor hereby mortgages, pledges, assigns, transfers, sets over, hypothecates, conveys, grants and delivers to the Secured Party, for the benefit of the Secured Party, a first priority security interest in all of such Debtor's right, title and interest in, to and under the Collateral.

Section 2.02 Representations, Warranties and Covenants. Each Debtor hereby represents and warrants to, and covenants with, the Secured Party, as follows:

(a) Except for the foregoing security interest granted to the Secured Party, such Debtor is and will at all times continue to be the direct owner of, and have good and marketable title to the Collateral in respect of which it has purported to grant a security interest hereunder, free and clear of all Liens, and has not made and will not make any assignment, pledge, hypothecation or transfer of, or create or suffer to exist any Lien on, any such Collateral other than in favor of, and for the benefit of, the Secured Party. Notwithstanding the foregoing, the Company may sell or otherwise dispose of the Intellectual Property described in the Paclitaxel Assignment, without violating this Agreement and free and clear of the security interest granted to the Secured Party hereunder, so long as at the time of and immediately after such sale or other disposition, no Default or Event of Default shall have occurred and be continuing. The Company agrees to give the Secured Party prompt notice of any such sale or disposition. The Secured Party agrees that unless a Default or Event of Default shall have occurred and be continuing, it will not record the Paclitaxel Assignment prior to the expiration of the twelve (12) month period beginning on the date hereof. At any time after the expiration of such twelve (12) month period, or on the occurrence of a Default or Event of Default, the Secured Party shall be free to record the Paclitaxel Assignment with the United States Patent and Trademark Office ("PTO") and the related Uniform Commercial Code Financing statement with the offices specified in Schedule 6 to the Perfection Certificate with respect to any items of Intellectual Property described therein as to which the Secured Party has not, prior thereto, received notice from the Company of the sale or disposition. The Company hereby agrees that the Secured Party may modify the Exhibit to the Paclitaxel Intellectual Property Assignment or such related Uniform Commercial Code financing statement, or attach a substitute Exhibit thereto, solely to delete therefrom any items of Intellectual Property that have been sold or disposed of by the Company in accordance with the provisions of this section.

(b) Such Debtor (i) has, and at all times will have, good right and full legal power and authority to grant, confirm and continue the security interest granted hereunder and to execute, deliver and perform its obligations hereunder, all without the consent or approval of any party, other than any such consent or approval as has been obtained and (ii) will defend its title and interest to the Collateral and the security interest (and priority thereof) of the Secured Party against any and all attachments, Liens or other impediments of any nature, however arising, of all persons whomsoever.

(c)      The Perfection Certificate in the form of Exhibit
2.02 hereto (the "Perfection Certificate") has been duly prepared, completed and executed and the information set forth therein is correct and complete. Fully executed Uniform Commercial Code financing statements, the Collateral Assignments or other appropriate filings, recordings or registrations (other than, in respect of copyrights, such as would be made in the United States Copyright Office) containing a description of the Collateral have been delivered to the Secured Party for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a valid and perfected security interest in favor of the Secured Party in respect of all Collateral (other than copyrights, to the extent that recordings and registration in the United States Copyright Office may be necessary) in which the security interest granted hereunder may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except (i) as provided under applicable law with respect to the filing of continuation statements, (ii) that recordation in addition to registration of any unregistered copyrights in the United States Copyright Office may be necessary with respect to Collateral consisting of copyrights, and (iii) that recordation of the Collateral Assignments with the PTO is necessary with respect to Collateral consisting of United States patents and patent applications, and trademarks registered with, or trademark applications on file with, the PTO.

(d) Such Debtor will not (i) change its chief executive office or Taxpayer Identification Number or remove its Records, except if otherwise permitted hereunder and if to a location within the continental United States and upon at least thirty (30) days' prior written notice to the Secured Party thereof or (ii) change its name (or do business under other names), identity or structure (including by merger or consolidation, whether or not permitted under the Credit Agreement) unless the Secured Party shall have received at least thirty (30) days' prior notice thereof and (in any such case under clause (i) or (ii)) prior to effecting or permitting any such change such Debtor shall have taken such action, satisfactory to the Secured Party, to maintain the security interest of the Secured Party in all the Collateral granted hereunder at all times valid, fully perfected and in full force and effect.

(e) Such Debtor shall not permit or suffer any of the Equipment or Inventory to be located at any place other than the locations specified in the Perfection Certificate (except in connection with sales of such Inventory permitted in the ordinary course of business) unless the Secured Party shall have received thirty (30) days' prior written notice thereof and such Debtor shall have taken such action, satisfactory to the Secured Party, to maintain the security interest in such Equipment or Inventory at all times following such change of location valid, fully perfected and in full force and effect.

(f) Such Debtor shall at all times keep such accurate and complete accounting records with respect to the Collateral as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Debtor is engaged and, at such time or times as the Secured Party may reasonably request, promptly prepare and deliver to the Secured Party a duly certified schedule or schedules in form and detail reasonably satisfactory to the Secured Party showing the identity, amount and location of any and all Collateral.

(g) The security interest of the Secured Party hereunder constitutes a valid security interest in all the Collateral, and such security interest secures the payment and performance of the Obligations, prior to any other Lien in any of the Collateral.

(h)      When appropriately completed Uniform Commercial
Code financing statements have been filed as contemplated by paragraph (c), above, the security interest of the Secured Party hereunder shall be a fully perfected security interest in all of the Collateral in which a security interest may be perfected by filing or recording, except (i) for recordation or registration in respect of copyrights, and (ii) to the extent that perfection of such security interest in the Intellectual Property described in the Collateral Assignments depends upon recordation of such Collateral Assignments with the PTO, as to which, when the Collateral Assignments are recorded with the PTO, the security interest of the Secured Party hereunder shall be a fully perfected security interest in such Intellectual Property.

(i) Such Debtor has not and will not consent to the filing or recording by any Person of, or in respect of, any Lien in any Collateral (except by or on behalf of the Secured Party in respect of the security interest hereunder).

Section 2.03 No Assumption of Liability. The security interest hereunder is granted as security only and shall not subject the Secured Party to, or in any way alter or modify, any obligation or liability of any Debtor with respect to or arising out of any of the Collateral. Each Debtor shall remain liable to, at its own cost and expense, duly and punctually observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Debtor agrees to indemnify and hold harmless the Secured Party from and against any and all liability for such performance.

Section 2.04 Periodic Certification. Each year, at the time that delivery of annual financial statements with respect to the preceding fiscal year as required pursuant to the Credit Agreement, each Debtor shall deliver to the Secured Party a certificate executed by the chief financial officer of such Debtor setting forth the information required pursuant to
Section 2 of the Perfection Certificate.

Section 2.05 Matters Relating to Collateral.

(a) Each Debtor agrees, at its expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Secured Party may from time to time reasonably request to better assure, preserve, protect and perfect the security interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the security interest hereunder and the filing of any financing statements or other documents in connection herewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument (other than a check issued in payment in the ordinary course of business and timely deposited), such note or instrument shall be immediately pledged and delivered to the Secured Party, duly endorsed in a manner satisfactory to the Secured Party (and shall be received and held uncommingled in trust for the benefit of the Secured Party pending such endorsement and delivery).

(b) The Secured Party and such persons as the Secured Party may reasonably designate shall have the right, at any reasonable time or times upon reasonable notice and at the respective Debtor's own cost and expense, to inspect the Collateral, all Records related thereto (and to make extracts and copies from such Records) and the premises upon which any of the Collateral is located, to discuss any Debtor's affairs with the officers of such Debtor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of or any other matter relating to, the Collateral, including, in the case of Accounts Receivable or Collateral in the possession of any third party, by contacting Account Debtors or the third party in possession of such Collateral for the purpose of making such a verification.

(c) At its option, the Secured Party may discharge past due taxes, assessments, charges, fees or Liens, at any time levied or placed on the Collateral (or any part thereof), and may pay for the maintenance and preservation of the Collateral to the extent any Debtor fails to do so as required by this Agreement or the other Loan Documents, and each Debtor agrees to reimburse the Secured Party on demand for any payment made or any reasonable and documented expense incurred by the Secured Party pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Debtor from the performance of, or imposing any obligation on the Secured Party to cure or perform, any covenants or other promises of any Debtor with respect to taxes, assessments, charges, fees or Liens or maintenance as set forth herein or in the other Loan Documents.

(d) If at any time any Debtor shall take and perfect a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account Receivable, such Debtor shall promptly assign such security interest to the Secured Party. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

Section 2.06 Use of Collateral. The Debtors may use but not dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document, except that the Debtors may dispose of Collateral (including sale of Inventory in the ordinary course of business) to the extent expressly permitted by provisions of the Loan Documents, including Section 2.02(a). Without limiting the generality of the foregoing, each Debtor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the security interest hereunder and shall have agreed in a writing in form and substance reasonably satisfactory to the Secured Party to hold the Inventory subject to the security interest hereunder and the instructions of the Secured Party and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

Section 2.07 Modifications, etc.

(a)      None of the Debtors will, without the Secured
Party's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with prior practice. After a default or an Event of Default shall have occurred and during the continuation thereof, the Secured Party may notify the Debtors not to grant or make any such extension, credit, discount, compromise, or settlement under any circumstances without its prior written consent.

(b) Without limiting any other provisions of this Agreement, upon the occurrence and during the continuation of an Event of Default, the Secured Party may, in its sole discretion, in its name or in the name of any Debtor, or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but shall be under no obligation to do so, and the Secured Party may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, any Debtor. The Secured Party will not be required to take any steps to preserve any rights against prior parties to the Collateral. The Secured Party may (but shall not be obligated to), after notice to any Debtor, make such payments and take all such other action as the Secured Party deems necessary to protect its security interest in the Collateral hereunder and/or the value thereof, and the Secured Party is hereby authorized (without limiting the general nature of any authority elsewhere herein conferred) to pay, purchase, contest, or compromise any Lien on any of the Collateral.

 ARTICLE III.

Section 3.01 Remedies, Possession, Sale of Collateral, etc.

(a) Upon the occurrence and during the continuation of an Event of Default, each Debtor agrees to deliver each item of Collateral to the Secured Party on demand, and it is agreed that the Secured Party shall have the right (subject to applicable law) to take any of or all the following actions at the same or different times: (i) in respect of any Collateral consisting of Intellectual Property, on demand, to cause the security interest hereunder therein to become an assignment, transfer and conveyance of any of or all such Collateral by such Debtor to the Secured Party, and with respect to the Paclitaxel Patents, to affix a date to and file with the PTO the Paclitaxel Assignment and with the PTO or any other appropriate governmental office, any other instrument of assignment held by the Secured Party for such purpose, including the related Uniform Commercial Code financing statements; or to license or, to the extent permitted by applicable law, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Secured Party shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (ii) with or without legal process and with or without previous notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, to demand and receive Collateral from any Person in possession thereof, to take such measures as it may deem necessary or proper for the care or protection thereof, and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, the Secured Party may sell or cause to be sold, whenever it shall decide, in one or more sales or parcels, at such prices as it may deem best, and for cash, on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at any broker's board or at public or private sale, without demand of performance or notice of intention to sell or of time or place of sale (except ten (10) days' written notice to the Debtors of the time and place of such sale, which the Debtors hereby agree to be commercially reasonable, and such other notices as may be required by applicable statute and cannot be waived), the Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold, and any Person may be the purchaser of all or any portion of the Collateral so sold and thereafter hold the same absolutely, free from any claim or right of whatever kind, including any equity of redemption of any Debtor, any such demand, notice, claim, right or equity being hereby expressly waived and released. At any sale or sales made pursuant to this Agreement, the Secured Party may bid for or purchase, free from any claim or right of whatever kind, including any equity of redemption of any Debtor, any such demand, notice, claim, right or equity being hereby expressly waived and released, all or any portion of the Collateral offered for sale, and may make any payment on account thereof by using any claim for money then due and payable to the Secured Party from any Debtor as a credit against the purchase price, and may hold, retain and dispose of such property without further accountability to such Debtor in respect thereof. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Party may (in its sole and absolute discretion) determine. The Secured Party shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Secured Party may, without notice or publication, except as may be required by applicable statute and cannot be waived, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the sale price is paid in full by the purchaser or purchasers thereof, but the Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again as if not previously so sold. For purposes hereof, (i) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (ii) the Secured Party shall be free to carry out such sale pursuant to such agreement and
(iii) no Debtor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Secured Party shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. The Secured Party shall in any such sale have no obligation or responsibility whatsoever to make any representations or warranties with respect to the Collateral or any part thereof, and shall not be chargeable with any of the obligations or liabilities of any Debtor. As an alternative to exercising the power of sale herein conferred upon it, the Secured Party may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of California or its equivalent in other jurisdictions.

(b) Each Debtor hereby agrees that it will indemnify and hold the Secured Party, and its officers, directors, employees, agents and representatives harmless (except for their own wilful misconduct or gross negligence) from and against any and all claims with respect to the Collateral asserted both before and after the taking of actual possession or control of the Collateral by the Secured Party pursuant to this Agreement, or arising out of any act or omission of any party other than the Secured Party prior to such taking of actual possession or control by the Secured Party, or arising out of any act or omission of such Debtor, or any agents thereof, before or after the commencement of such actual possession or control by the Secured Party. In any action hereunder the Secured Party shall be entitled to the appointment, without notice, of a receiver to take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon such receiver. Notwithstanding the foregoing, upon the occurrence of an Event of Default, and during the continuation of such Event of Default, the Secured Party shall be entitled to apply, without prior notice to any Debtor, any cash or cash items constituting Collateral in the possession of the Secured Party to payment of the Obligations.

Section 3.02 Grant of License to Use Intellectual Property. Subject to any exclusive license heretofore granted by any Debtor to any Person, for the purpose of enabling the Secured Party to exercise its rights and remedies hereunder, each Debtor hereby grants to the Secured Party an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Debtor) to use, license or sublicense any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Debtor to the extent of the interest of such Debtor therein at such time, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such licenses by the Secured Party shall be exercised, at the option of the Secured Party upon the occurrence and during the continuation of an Event of Default, provided that any license, sublicense or other transaction entered into by the Secured Party in accordance herewith shall be binding upon each Debtor notwithstanding any subsequent cure of an Event of Default. In operating under the license granted by each Debtor pursuant to this Section, the Secured Party agrees that the goods sold and services rendered under the trademarks included in the Intellectual Property shall be of a nature and quality substantially consistent with those theretofore offered under the trademarks by such Debtor and such Debtor shall have the right to inspect during the term of such license, at any reasonable time or times upon reasonable notice to the Secured Party, and at such Debtor's own cost and expense, representative samples of goods sold and services rendered under the trademarks.

Section 3.03 Application of Proceeds.

(a) Each Debtor hereby agrees that it shall upon the occurrence and during the continuation of an Event of Default, (i) immediately turn over to the Secured Party any instruments (with appropriate endorsements) or other items constituting Collateral not then in the possession of the Secured Party, the possession of which is required for the perfection of the Secured Party's security interest, each of which shall be held in trust for the benefit of the Secured Party and not commingled prior to its coming into the Secured Party's possession, and (ii) take all steps necessary to cause all sums, monies, royalties, fees, commissions, charges, payments, advances, income, profits and other amounts constituting Proceeds of any Collateral to be deposited directly in an account of the Debtors (or any of them) with the Secured Party and to cause the same to be applied to the satisfaction of the Obligations.

(b) All proceeds from any collection or sale of the Collateral pursuant hereto, all Collateral consisting of cash, and all deposits in accounts of any Debtor with the Secured Party shall be applied (i) first, to the payment of the fees and expenses of the Secured Party incurred pursuant to this Agreement or any other Loan Document, including costs and expenses of collection or sale, reimbursement of any advances, and any other costs or expenses in connection with the exercise of any rights or remedies hereunder or thereunder (including reasonable fees and disbursements of counsel, including counsel employed in-house by the Secured Party), (ii) second, to the payment in full of the Obligations owed to the Secured Party in respect of the Loans and LC Disbursements, and (iii) third, to the payment of the Obligations (other than those referred to above). Any amounts remaining after such applications shall be remitted to the Debtors or as a court of competent jurisdiction may otherwise direct. The Secured Party shall have absolute discretion as to the time of application of any such proceeds, cash or balances in accordance with this Agreement.

Section 3.04 Power of Attorney.

(a) Each Debtor does hereby irrevocably make, constitute and appoint the Secured Party or any officer or designee thereof its true and lawful attorney-in-fact with full power in the name of the Secured Party, and of such Debtor, with power of substitution, to, upon the occurrence and during the continuation of an Event of Default, receive, open and dispose of all mail addressed to such Debtor, to endorse any note, check, draft, money order, or other evidence of payment relating to the Collateral that may come into the possession of the Secured Party, with full power and right to cause the mail of such Debtor to be transferred to the Secured Party's own offices or otherwise; to communicate with any Account Debtor in respect of any Accounts Receivable; to commence or prosecute any suits, actions or proceedings to collect or otherwise realize upon any Collateral or enforce any rights in respect thereof, to settle, compromise, adjust or defend any claims in respect of any Collateral; to notify any Account Debtors or otherwise require them to make payment directly to the Secured Party; to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do any and all other acts necessary or proper to carry out the intent of this Agreement and each other Loan Document and the grant, confirmation and continuation of the security interests hereunder and thereunder. Such power of attorney is coupled with an interest and is irrevocable, and shall survive the bankruptcy, insolvency or dissolution of any or all of the Debtors.
Nothing herein contained shall be construed as requiring or obligating the Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Secured Party shall be accountable only for amounts actually received as a result of the exercise of the powers granted to it herein, and neither it nor its officers, directors, employees or agents shall be responsible to any Debtor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct. The provisions of this Section shall in no event relieve any Debtor of any of its obligations hereunder or under the other Loan Documents with respect to the Collateral or any part thereof or impose any obligation on the Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Secured Party of any other or further right that it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise. Any sale of Collateral pursuant to the provisions of this Section shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of California or its equivalent in other jurisdictions.

(b) Without limiting the preceding paragraph, each Debtor does hereby further irrevocably make, constitute and appoint the Secured Party or any officer or designee thereof its true and lawful attorney-in-fact with full power in the name of the Secured Party, and of such Debtor, with power of substitution, (i) to enforce all of such Debtor's rights under and pursuant to all agreements with respect to the Collateral, all for the sole benefit of the Secured Party, (ii) to enter into and perform such agreements as may be reasonably necessary in order to carry out the terms, covenants and conditions of this Agreement that are required to be observed or performed by such Debtor, (iii) to execute such other and further mortgages, pledges and assignments of the Collateral and filings or recordations in respect thereof as the Secured Party may require for the purpose of protecting, maintaining or enforcing the security interest of the Secured Party hereunder, (iv) to act as authorized in Section 3.05, and (v) to do any and all other things reasonably necessary or proper to carry out the intention of this Agreement and the grant, confirmation, continuation and perfection of the security interests hereunder. Such power of attorney is coupled with an interest and is irrevocable, and shall survive the insolvency, bankruptcy, or dissolution of any or all of the Debtors.

Section 3.05 Financing Statements, Direct Payments, Confirmation of Receivables and Audit Rights. Each Debtor hereby authorizes the Secured Party to file Uniform Commercial Code financing statements (and any other filings) required in connection with the perfection or preservation of the security interest hereunder in respect of all or any part of the Collateral, and amendments thereto and continuations thereof with regard to such Collateral, without its signature, or, in the alternative, to execute such items on behalf of such Debtor pursuant to the powers of attorney granted in the preceding Section. Each Debtor further authorizes the Secured Party to confirm with any Account Debtor the amounts payable to such Debtor with regard to the Collateral and to participate with such Debtor in the audits of its respective Account Debtors. Each Debtor hereby further authorizes the Secured Party upon the occurrence and during the continuation of an Event of Default to notify any Account Debtor that all sums payable to such Debtor relating to the Collateral shall be paid directly to the Secured Party.

Section 3.06 Termination. The security interest granted hereunder shall terminate when all the Obligations have been fully, finally and indefeasibly paid and performed, the Total Exposure of the Secured Party shall be zero, and the Commitments of the Secured Party shall have terminated. Thereupon, the Secured Party will execute and deliver, at each Debtor's expense, Uniform Commercial Code termination statements and such other documents as may be reasonably requested by such Debtor evidencing the release of the security interest hereunder, all without recourse to or warranty by the Secured Party.

Section 3.07 Remedies Not Exclusive. The remedies conferred upon or reserved to the Secured Party in this Article and elsewhere in this Agreement are intended to be in addition to, and not in limitation of, any other remedy available to the Secured Party.


 ARTICLE IV.

MISCELLANEOUS

Section 4.01 No Discharge. All rights of the Secured Party hereunder, the security interest granted hereunder, and the obligations of each Debtor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way diminished by (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document (including this Agreement), any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to the foregoing,
(iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Obligations, (iv) any exercise or nonexercise by the Secured Party of any right, remedy, power or privilege under or in respect of this Agreement, any other Loan Document or applicable law, including, without limitation, any failure by the Secured Party to setoff or release in whole or in part any balance of any deposit account or credit on its books in favor of any Debtor or any waiver, consent, extension, indulgence or other action or inaction in respect of any thereof, or (v) any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Debtor or would otherwise, but for this specific provision to the contrary, operate as a discharge of or exonerate any Debtor as a matter of law.

Section 4.02 Amendment; Waiver. No amendment or waiver of any provision of this Agreement, nor consent to any departure by any Debtor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party. Any such waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Debtor in any case shall entitle any Debtor to any other or further notice or demand in the same, similar or other circumstances. No waiver by the Secured Party of any breach or default of or by any Debtor under this Agreement shall be deemed a waiver of any other previous breach or default or any thereafter occurring.

Section 4.03 Survival; Severability.

(a) All covenants, agreements, representations and warranties made by the Debtors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Party and shall survive the making by the Secured Party of the Loans, and the execution and delivery to the Secured Party of the Notes evidencing such Loans, regardless of any investigation made by the Secured Party or on its behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the LC Exposure does not equal zero and as long as the Commitments have not been terminated.

(b) Any provision of this Agreement that is illegal, invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without invalidating the remaining provisions hereof or affecting the legality, validity or enforceability of such provisions in any other jurisdiction. The parties hereto agree to negotiate in good faith to replace any illegal, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that, to the extent possible, will preserve the economic bargain of this Agreement, or to otherwise amend this Agreement to achieve such result.

Section 4.04 Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Debtor or the Secured Party that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. No Debtor may assign or transfer any of its rights or obligations hereunder or any interest herein or in the Collateral except as expressly contemplated by this Agreement or the other Loan Documents (and any such attempted assignment shall be void).

Section 4.05 Arbitration. (a) Agreement. Upon the demand of either the Secured Party or any Debtor (which demand of such Debtor will bind all of the Debtors), any Dispute shall be resolved by binding arbitration (except as set forth in paragraph (e) below) in accordance with the terms of this Agreement. A "Dispute" shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, this Agreement or any of the other Loan Documents, or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to this Agreement or any of the other Loan Documents, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to this Agreement or any of the other Loan Documents. Any party may by summary proceedings bring an action in court to compel arbitration of a Dispute. Any party who fails or refuses to submit to arbitration following a lawful demand by the other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.

(b) Governing Rules. Arbitration proceedings shall be administered by the American Arbitration Association ("AAA") or such other administrator as the parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in this Agreement or any of the other Loan Documents. The arbitration shall be conducted at a location in California selected by the AAA or other administrator. If there is any inconsistency between the terms hereof and any such rules, the terms and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided however, that nothing contained herein shall be deemed to be a waiver by the Secured Party of the protections afforded to it under 12 U.S.C. Paragraph 91 or any similar applicable state law.

(c) No Waiver; Provisional Remedies, Self-Help and Foreclosure. No provision hereof shall limit the right of the Secured Party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property Collateral or security, or to obtain provisional or ancillary remedies, including without limitation injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver, from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration or reference hereunder.

(d) Arbitrator Qualifications and Powers; Awards. Arbitrators must be active members of the California State Bar or retired judges of the state or federal judiciary of California, with expertise in the substantive laws applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all Disputes in accordance with the substantive law of the State of California,
(ii) may grant any remedy or relief that a court of the State of California could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the California Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than $5,000,000. Any Dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations.

(e) Judicial Review. Notwithstanding anything herein to the contrary, in any arbitration in which the amount in controversy exceeds $25,000,000, the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitrations (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the State of California, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (A) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (B) whether the conclusions of law are erroneous under the substantive law of the State of California. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the State of California.

(f) Real Property Collateral; Judicial Reference. Notwithstanding anything herein to the contrary, no Dispute shall be submitted to arbitration if the Dispute concerns Collateral comprised of real property or interests therein unless (i) the holder of the mortgage, lien or security interest specifically elects in writing to proceed with the arbitration, or (ii) all parties to the arbitration waive any rights or benefits that might accrue to them by virtue of the single action rule statute of California, thereby agreeing that all indebtedness and obligations of the parties, and all mortgages, liens and security interests securing such indebtedness and obligations, shall remain fully valid and enforceable. If any such Dispute is not submitted to arbitration, the Dispute shall be referred to a referee in accordance with California Code of Civil Procedure Section 638 et seq., and this general reference agreement is intended to be specifically enforceable in accordance with said Section 638. A referee with the qualifications required herein for arbitrators shall be selected pursuant to the AAA's selection procedures. Judgment upon the decision rendered by a referee shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

(g) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within one hundred eighty (180) days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulation, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly related to this Agreement or the relevant Loan Documents or the subject matter of the Dispute shall control. This arbitration provision shall survive termination, amendment or expiration of this Agreement and any of the other Loan Documents or any relationship between the parties.

Section 4.06 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF
PROCESS. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF CALIFORNIA.

(b) Each Debtor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Superior Court of the State of California sitting in Los Angeles County and of the United States District Court for the Central District of California, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement not subject to arbitration under
Section 4.05, or for recognition or enforcement of any judgment or arbitral award, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such California State or, to the extent permitted by law, such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement (other than Section 4.05, if applicable) shall affect any right that the Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against any Debtor or its properties in the courts of any jurisdiction.

(c) Each Debtor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in the preceding paragraph. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 4.08. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 4.07 Headings.  The Article and Section headings in this
Agreement are for convenience only and shall not affect the construction hereof.

Section 4.08 Notices. Notices, consents and other communications provided for herein shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 8.01 of the Credit
Agreement. Communications and notices to any Debtor shall be given to it at its address set forth in Schedule 4.08 hereto.

Section 4.09 Reimbursement of the Secured Party.

(a) The Debtors jointly and severally agree to pay upon demand to the Secured Party the amount of any and all reasonable and documented expenses, including the reasonable and documented fees and expenses of its counsel (including counsel employed in-house by the Secured Party) and of any experts or agents, that the Secured Party may incur in connection with (i) the administration of this Agreement (including the customary fees and expenses of the Secured Party for any audits conducted by it with respect to the Accounts Receivable or Inventory), (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (iv) the failure by any Debtor to perform or observe any of the provisions hereof. If the Debtors shall fail to do any act or thing that they have covenanted to do hereunder or any representation or warranty of the Debtors hereunder shall be breached, the Secured Party may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach and there shall be added to the Obligations the cost or expense incurred by the Secured Party in so doing.

(b) Without limitation of their indemnification obligations under the other Loan Documents, the Debtors jointly and severally agree to indemnify the Secured Party and its officers, directors, employees, agents, attorneys, and representatives ("Indemnitees") against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or willful misconduct of such Indemnitee.

(c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Secured Party. All amounts due under this Section shall be payable on written demand therefor and shall bear interest at the default rate (as provided in the Credit Agreement).

Section 4.10 Counterparts. (a) This Agreement may be executed in separate counterparts (telecopy of any executed counterpart having the same effect as manual delivery thereof), each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.

Section 4.11 Entire Agreement. Except as expressly herein provided, this Agreement and the other Loan Documents constitute the entire agreement among the parties relating to the subject matter hereof. Any previous agreement among the parties with respect to the transactions contemplated hereunder is superseded by this Agreement and the other Loan Documents. Except as expressly provided herein or in the other Loan Documents, nothing in this Agreement or in any other Loan Document, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement or such other Loan Documents.

Section 4.12 WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES,
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers or representatives as of the day and year first above written.


     SECURED PARTY:
     WELLS FARGO BANK, NATIONAL ASSOCIATION


By:  ______________________________
Name:
Title:

     DEBTORS:

HAUSER, INC.


By:  ______________________________
Name:
Title:




     SHUSTER LABORATORIES, INC.

By:  ______________________________
Name:
Title:

Schedule 1.01-1
to
Security Agreement



Excluded Patents

Schedule 4.08
to
Security Agreement



Addresses for Notice

Party     Mailing Address     County

Exhibit 2.02
to
Security Agreement



PERFECTION CERTIFICATE


          Reference is made to the Credit Agreement dated as of June 11, 1999 (as supplemented, amended, or modified from time to time, the "Credit Agreement"), among Hauser, Inc., a Colorado corporation (the "Company"), Zuellig Botanical Extracts, Inc., a Delaware corporation, ZetaPharm, Inc., a New York corporation, Wilcox Drug Company, Inc., a Delaware corporation, Shuster Laboratories, Inc., a Massachusetts corporation (collectively, the Borrowers") and Wells Fargo Bank, National Association (the "Lender"). Terms used herein as defined terms and not defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Documents, as applicable.

     The Borrowers have granted to the Lender security interests pursuant to the Security Documents.

     The undersigned, the Chief Financial Officer of the Company, does hereby certify to the Lender as follows:

     1. Names. (a) The exact name of each Borrower, as such name appears in its respective currently effective certificate of incorporation, is as set forth on Schedule la hereto.

          (b) Set forth on Schedule lb hereto is each other name each Borrower has had since its organization, together with the date of the relevant change.

          (c) Except as set forth in Schedule 1c hereto, no Borrower has changed its identity or structure in any way within the past five years. Changes in identity or structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organizations. [If any such change has occurred, include in
Schedule 1c the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.]

          (d) Schedule 1d hereto contains a list of all other names (including trade names or similar appellations) used by each Borrower or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years.

          (e) The Federal Taxpayer Identification Number of each Borrower is as set forth in Schedule 1e hereto.

     2. Current Locations. (a) The chief executive office of each Borrower is located at the address set forth in Schedule 2a hereto.

          (b) Set forth in Schedule 2b hereto are all locations where each Borrower maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an "*").

          (c) Set forth in Schedule 2c hereto are all the places of business of each Borrower not identified in paragraphs (a) or (b) above.

          (d) Set forth in Schedule 2d hereto are all the locations where each Borrower maintains any Collateral not identified above.

          (e) Set forth in Schedule 2e hereto are the names and addressees of all persons other than the Borrowers who have possession of any of the Collateral of any Borrower.

     3. Unusual Transactions. All Accounts Receivable have been originated by the Borrowers and all Inventory has been acquired by the Borrowers in the ordinary course of business.

     4. File Search Reports. (a) Attached hereto as Schedule 4a are true copies of file search reports from the Uniform Commercial Code filing offices where filings described in Section 5 hereof are to be made.

          (b) Attached hereto as Schedule 4b is a true copy of each financing statement or other filing identified in such file search reports.

     5. UCC Filings. A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 5a hereto has been delivered to the Lender for filing in the respective Uniform Commercial Code filing offices in the jurisdictions identified in Section 2 hereof.

     6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing office in which such filing is to be made.

     7. Equity Ownership. Attached hereto as Schedule 7 is a true and correct list of all the duly authorized, issued and outstanding stock of each Borrower (other than the Company), the record and beneficial owners of such stock, and a description of any voting relationships among the Company, the other Borrowers and any Affiliate of the Company.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of June, 1999.



                                   Name:
                                   Title:

Schedule la
to
Perfection Certificate


Exact Name of Each Debtor


1.

2.

3.

4.

5.

Schedule lb
to
Perfection Certificate


Exact Other Name Each Debtor Has Had


1.

2.

Schedule lc
to
Perfection Certificate


Changes in Identity or Corporate Structure


1.
2.

Schedule ld
to
Perfection Certificate


Other Names Used


1.

2.

3.

4.

Schedule le
to
Perfection Certificate


Federal Taxpayer Identification Numbers

NAME     EIN

Schedule 2a
to
Perfection Certificate


Chief Executive Office of Each Debtor

Name     Mailing Address     County     State

Schedule 2b
to
Perfection Certificate


Location of Books and Records Relating to Accounts Receivable

Name     Mailing Address     County     State

Schedule 2c
to
Perfection Certificate


Other Places of Business of Each Debtor

Name     Mailing Address     County     State

Schedule 2d
to
Perfection Certificate


Other Collateral Locations

Name     Mailing Address     County     State

Schedule 2e
to
Perfection Certificate


Other Persons Having Collateral

Name     Mailing Address     County     State